Exhibit 99.1

Adtalem Global Education Names Mike Randolfi Chief Financial Officer

Veteran consumer services CFO to help drive company’s next phase of growth

CHICAGO--(BUSINESS WIRE)--August 26, 2019--Adtalem Global Education Inc. (NYSE: ATGE), a leading workforce solutions provider, today announced that Mike Randolfi has been appointed senior vice president and chief financial officer (CFO), succeeding Patrick Unzicker, effective immediately. In this role, Randolfi is responsible for Adtalem’s finance, accounting, treasury, tax, internal audit, real estate and Shared Operations Center of Excellence operations. Randolfi was most recently CFO at Groupon (NASDAQ: GRPN).

“Mike has the ideal blend of strategic and operational expertise to help lead Adtalem to its next phase of growth. His experience supporting a variety of global consumer services companies, passion for building and leading world-class teams and deep knowledge in financial planning and analysis will be invaluable as we continue our transformation into a leading workforce solutions provider. We are delighted that Mike is joining our leadership team as CFO as we drive our strategy and continue to serve our students and employer partners,” said Lisa Wardell, chairman, president and CEO. “I also want to thank Patrick for partnering with me as our CFO during a time of significant transition and shareholder value creation for the company.”

Prior to his role as CFO at Groupon, Randolfi served as CFO of Orbitz, where he drove a number of substantial operational improvements, facilitated the acquisition of Travelocity’s business-to-business travel segment and played a significant role in the eventual sale of the company to Expedia. Prior to Orbitz, Randolfi spent 14 years with Delta Air Lines (NYSE: DAL) in a variety of executive financial roles culminating in senior vice president, controller. At Delta, Randolfi helped lead the analysis, integration and synergy achievement associated with the merger with Northwest Airlines, a $14 billion company.

About Adtalem Global Education

The purpose of Adtalem Global Education is to empower students to achieve their goals, find success and make inspiring contributions to our global community. Adtalem Global Education Inc. (NYSE: ATGE; member S&P MidCap 400 Index) is a leading workforce solutions provider and the parent organization of Adtalem Educacional do Brasil (IBMEC, Damásio and Wyden institutions), American University of the Caribbean School of Medicine, Association of Certified Anti-Money Laundering Specialists, Becker Professional Education, Chamberlain University, EduPristine, OnCourse Learning, Ross University School of Medicine and Ross University School of Veterinary Medicine. For more information, please visit adtalem.com and follow us on Twitter (@adtalemglobal) and LinkedIn.

Forward-Looking Statement

Certain statements contained in this release concerning Adtalem Global Education’s expected future performance, including those statements concerning expectations or plans, constitute “forward-looking statements” within the meaning of the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. These forward-looking statements generally can be identified by phrases such as Adtalem Global Education or its management “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates,” “plans,” “intends,” “continues,” “may,” “will,” “should,” “could,” or other words or phrases of similar import which predict or indicate future events or trends or that are not statements of historical matters. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in Item 1A, “Risk Factors,” in our most recent Annual Report on Form 10-K for the year ending June 30, 2018 filed with the Securities and Exchange Commission (SEC) on August 24, 2018 and our other filings with the SEC. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Contacts

Investor Contact:
John Kristoff
John.Kristoff@Adtalem.com
312-651-1437

Media Contact:
Ernie Gibble
Ernie.Gibble@Adtalem.com
630-353-9920